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                                 HIGHMARK FUNDS

                               Money Market Funds

                     Supplement dated September 13, 2001 to
         Retail Shares, Fiduciary Shares and Class S Shares Prospectuses
                             dated November 30, 2000


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Under the heading "Transaction Policies- Execution of Orders " the following disclosure is inserted at the end of the paragraph that defines a Business Day.

From September 13, 2001, until the reopening of the New York Stock Exchange, for the 100% U.S. Treasury Money Market Fund, California Tax-Free Money Market Fund, Diversified Money Market Fund and U.S. Government Money Market Fund, a Business Day will be any day that the Federal Reserve Wire System is open for business, unless the Fund determines that being open for business is not in the best interest of shareholders.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE